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                       SECURITIES AND EXCHANGE COMMISSION

                              450 Fifth Street, NW
                              Washington, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 24, 1996
                        (date of earliest event reported)

                          PNC MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                             dated as of May 1, 1996
                          providing for the issuance of

                                 $326,100,820.05

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-1

     Delaware                       33-84896                36-4080773

     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)             Identification
     Incorporation)                                         Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS  60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500

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Item 1.   Changes in Control of Registrant.
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not Applicable.

Item 3.   Bankruptcy or Receivership.
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          Not Applicable.

Item 5.   Other Events.
          Not Applicable.

Item 6.   Resignations of Registrant's Directors.
          Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               23.1 The consent of Coopers & Lybrand L.L.P., independent accountants, to the incorporation by reference of certain financial statements of Financial Security Assurance Inc. and its subsidiaries.

Item 8.   Change in Fiscal Year.
          Not Applicable.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PNC MORTGAGE SECURITIES CORP.


Date:  May 24, 1996                     By:  /s/ Thomas G. Lehmann
                                             ----------------------
                                             Thomas G. Lehmann
                                             Vice President and General Counsel


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                                  EXHIBIT INDEX


     Exhibit
     -------

     23.1 The consent of Coopers & Lybrand L.L.P., independent accountants, to the incorporation by reference of certain financial statements of Financial Security
               Assurance Inc. and its subsidiaries.